[NUVEEN INVESTMENT LOGO]



FOR IMMEDIATE RELEASE                                       CONTACT: CHRIS ALLEN
ATTN: BUSINESS/FINANCIAL EDITORS                                  (312) 917-8331
                                                    CHRISTOPHER.ALLEN@NUVEEN.COM



             NUVEEN INVESTMENTS REPORTS 1ST QUARTER RECORD EARNINGS
                  WITH ASSETS UNDER MANAGEMENT OF $145 BILLION


CHICAGO, IL, APRIL 19, 2006 - Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services, today reported record net income of $44.9 million for the first quarter of 2006. Earnings per share (diluted) were $0.54, an increase of 23% from the same period last year reflecting earnings growth and a $600 million share repurchase in April 2005. Earnings before interest and taxes, which for comparative purposes excludes the effects of new borrowings incurred to repurchase the shares, were $81.9 million, up 16% from the prior year.

First quarter gross sales were $10.1 billion, with positive net flows of $5.9 billion. Gross sales of high-net-worth managed accounts and institutional separate accounts were $8.8 billion with positive net flows of $5.0 billion. Gross sales of mutual funds were $1.3 billion with net flows of $0.9 billion.

Total assets under management increased by $26 billion to $145 billion at March 31, 2006, from $119 billion a year ago and $136 billion at December 31, 2005. The 22% increase in assets under management over the last year was driven by $15 billion of positive net flows as well as $8 billion of market appreciation and $3 billion of assets from the acquisition of Santa Barbara Asset Management in October 2005. Strong asset growth resulted in first quarter advisory fee revenue increasing 19% year over year.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report another quarter of high-quality, consistent results. Our strong start to the year reflects our broader, more diversified business base and investment expertise. From this foundation we have been able to launch new product offerings and further expand our relationships with financial advisors and institutions. Strong equity markets were also a factor as equity assets under management increased to 48% of our total assets while 42% were in municipal portfolios and 10% in taxable income-oriented portfolios.

"Our strong sales and flows during the quarter were the result of continued momentum in managed accounts, particularly in our international and global equity offerings with $20 billion of assets under management. Having rapidly achieved scale with these offerings, we recently established a separately branded investment platform called Tradewinds NWQ to offer and manage global value equities in a highly focused and specialized manner.

                                     -more-



NWQ     NUVEEN     RITTENHOUSE     SANTA BARBARA     SYMPHONY     Tradewinds NWQ

NUVEEN INVESTMENTS REPORTS 1ST QUARTER RECORD EARNINGS - PAGE 2


 "We also continue to see positive flows into our municipal managed accounts," added Schwertfeger, "and we are optimistic about the in-roads Symphony is making into retail managed accounts. Importantly, we also have seen accelerating growth in our mutual funds this quarter with sales of $1.3 billion and positive net flows of $864 million, more than twice the flows we saw a year ago and up 60% from the prior quarter. Our mutual fund flows were almost equally divided between equity and fixed-income funds.

"We continue to limit capacity in several of our most popular investment strategies to ensure that we are providing the highest-quality investment services," concluded Schwertfeger. "At the same time, we are introducing several new retail and institutional products, building on our culture of innovation. We are committed to further extending our current investment management capabilities, to broadening our relationships in both the retail and institutional markets and to maintaining a robust new product pipeline that helps us meet the evolving needs of our customers."

Nuveen Investments, Inc. will host a conference call to discuss its first quarter results today, April 19th, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net-worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand-name and area of expertise: NWQ, specializing in value-style equities; Nuveen, focused on fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ specializing in global value equities; Rittenhouse, dedicated to "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and credit strategies. The Company manages over $145 billion in assets. Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements. Earnings before interest and taxes presented in this press release is a non-GAAP financial measure. See the attached Consolidated Statements of Income for a reconciliation of earnings before interest and taxes to net income, the most closely comparable GAAP measure.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2005
and Quarter Ended March 31, 2006
In thousands, except share data

                                                            2005
                                      ------------------------------------------------
                                       1ST QTR   2ND QTR   3RD QTR   4TH QTR    TOTAL
                                      --------   -------   -------   -------   -------
REVENUES:
Investment advisory fees from
   assets under management (1)        $131,209   135,363   141,136   151,955   559,663
Product distribution                     2,803     2,440     1,233     1,880     8,356
Performance fees/other revenue             856     1,088    15,882     3,284    21,110
   Total operating revenues            134,868   138,890   158,252   157,119   589,130

EXPENSES:
Compensation and benefits               43,038    44,034    55,881    52,242   195,194
Advertising and promotional costs        2,669     3,070     3,596     3,160    12,495
Occupancy and equipment costs            5,400     5,181     5,539     5,528    21,648
Amortization of intangible assets        1,273     1,273     1,273     1,673     5,492
Travel and entertainment                 1,686     2,095     1,871     2,706     8,357
Outside and professional services        5,829     6,477     6,302     6,394    25,002
Minority interest expense                1,406     1,406     1,406     1,591     5,809
Other operating expenses                 4,544     7,490     6,119     7,089    25,242
      Total operating expenses          65,845    71,025    81,987    80,382   299,239

OTHER INCOME/(EXPENSE)                   1,858     2,826       688     2,515     7,887

INCOME BEFORE NET INTEREST AND
   TAXES                                70,881    70,692    76,953    79,252   297,778

NET INTEREST EXPENSE                      (989)   (4,418)   (5,583)   (7,949)  (18,939)

INCOME BEFORE TAXES                     69,892    66,274    71,371    71,302   278,839

INCOME TAXES:
   Federal                              22,941    21,753    23,214    23,123    91,032
   State                                 3,758     3,563     4,672     4,659    16,652
      Total income taxes                26,699    25,317    27,886    27,782   107,684

NET INCOME                            $ 43,193    40,957    43,484    43,520   171,156

AVERAGE COMMON AND COMMON
   EQUIVALENT SHARES OUTSTANDING:
   Basic                                93,757    78,238    76,294    77,369    81,356
   Diluted                              98,913    82,580    81,190    81,998    86,111

EARNINGS PER SHARE:
   Basic                              $   0.46      0.52      0.57      0.56      2.10
   Diluted                            $   0.44      0.50      0.54      0.53      1.99

GROSS SALES (in millions):
   Mutual funds                       $    702       697       923       868     3,191
   Managed accounts-retail               3,684     3,376     3,981     4,562    15,603
   Managed accounts-institutional        1,882     1,823       957     1,635     6,297
   Closed-end funds                      1,414       560        13       315     2,302
      Total funds and accounts        $  7,682     6,456     5,875     7,380    27,393

   NET FLOWS (in millions):
   Mutual funds                       $    350       352       594       538     1,835
   Managed accounts-retail               1,195     1,248     1,739     2,380     6,562
   Managed accounts-institutional        1,328     1,270      (329)      561     2,830
   Closed-end funds                      1,424       576        32       327     2,359
      Total funds and accounts        $  4,297     3,447     2,035     3,806    13,585

MANAGED FUNDS AND ACCOUNTS
   (in millions):

ASSETS UNDER MANAGEMENT:
   Beginning of period                $115,453   118,505   124,018   128,172   115,453
      Acquisition of SBAM accts             --        --        --     3,379     3,379
      Sales - funds and accounts         7,682     6,456     5,875     7,380    27,393
      Dividend reinvestments                61        92       105       187       445
      Redemptions and withdrawals       (3,447)   (3,101)   (3,944)   (3,761)  (14,253)
      Total net flows into
         funds and accounts              4,297     3,447     2,035     3,806    13,585
   Appreciation/ (depreciation)of
      managed assets                    (1,244)    2,066     2,119       758     3,699
   End of period                      $118,505   124,018   128,172   136,117   136,117

RECAP BY PRODUCT TYPE:
   Mutual funds                       $ 12,887    13,505    14,050    14,495
   Closed-end funds                     51,050    52,534    52,094    51,997
   Managed accounts-retail              37,715    39,695    43,222    47,675
   Managed accounts-institutional       16,853    18,284    18,807    21,950
      Total assets under management   $118,505   124,018   128,172   136,117

RECAP BY STYLE:
   Equity-based                       $ 46,109    49,395    53,808    61,399
   Municipals                           57,894    60,069    60,058    60,421
   Taxable income-oriented              14,503    14,554    14,307    14,297
      Total assets under management   $118,505   124,018   128,172   136,117

                                                         2006
                                      ------------------------------------------------
                                       1ST QTR   2ND QTR   3RD QTR   4TH QTR    TOTAL
                                      --------   -------   -------   -------   -------
REVENUES:
Investment advisory fees from
   assets under management (1)        $156,331      --        --        --     156,331
Product distribution                     1,237      --        --        --       1,237
Performance fees/other revenue           2,578      --        --        --       2,578

   Total operating revenues            160,146      --        --        --     160,146

EXPENSES:
Compensation and benefits               53,821      --        --        --      53,821
Advertising and promotional costs        2,670      --        --        --       2,670
Occupancy and equipment costs            5,931      --        --        --       5,931
Amortization of intangible assets        1,673      --        --        --       1,673
Travel and entertainment                 2,108      --        --        --       2,108
Outside and professional services        7,144      --        --        --       7,144
Minority interest expense                1,481      --        --        --       1,481
Other operating expenses                 5,758      --        --        --       5,758
      Total operating expenses          80,586      --        --        --      80,586

OTHER INCOME/(EXPENSE)                   2,329      --        --        --       2,329

INCOME BEFORE NET INTEREST
   AND TAXES                            81,889      --        --        --      81,889

NET INTEREST EXPENSE                    (8,345)     --        --        --      (8,345)

INCOME BEFORE TAXES                     73,544      --        --        --      73,544

INCOME TAXES:
   Federal                              24,122      --        --        --      24,122
   State                                 4,560      --        --        --       4,560
      Total income taxes                28,682      --        --        --      28,682

NET INCOME                            $ 44,862      --        --        --      44,862

AVERAGE COMMON AND COMMON
   EQUIVALENT SHARES OUTSTANDING:
   Basic                                78,670      --        --        --      78,670
   Diluted                              83,688      --        --        --      83,688

EARNINGS PER SHARE:
   Basic                              $   0.57      --        --        --        0.57
   Diluted                            $   0.54      --        --        --        0.54

GROSS SALES (in millions):
   Mutual funds                       $  1,347      --        --        --       1,347
   Managed accounts-retail               7,230      --        --        --       7,230
   Managed accounts-institutional        1,532      --        --        --       1,532
   Closed-end funds                         --      --        --        --          --
      Total funds and accounts        $ 10,109      --        --        --      10,109

   NET FLOWS (in millions):
   Mutual funds                       $    864      --        --        --         864
   Managed accounts-retail               4,114      --        --        --       4,114
   Managed accounts-institutional          932      --        --        --         932
   Closed-end funds                         (6)     --        --        --          (6)
      Total funds and accounts        $  5,903      --        --        --       5,903

MANAGED FUNDS AND ACCOUNTS
   (in millions):

ASSETS UNDER MANAGEMENT:
   Beginning of period                $136,117      --        --        --     136,117
      Acquisition of SBAM accts             --      --        --        --          --
      Sales - funds and accounts        10,109      --        --        --      10,109
      Dividend reinvestments                64      --        --        --          64
      Redemptions and withdrawals       (4,269)     --        --        --      (4,269)
         Total net flows into funds
            and accounts                 5,903      --        --        --       5,903
      Appreciation/(depreciation)of
         managed assets                  2,997      --        --        --       2,997
   End of period                      $145,017      --        --        --     145,017

Recap by product type:
   Mutual funds                       $ 15,398      --        --        --
   Closed-end funds                     51,813      --        --        --
   Managed accounts-retail              53,651      --        --        --
   Managed accounts-institutional       24,154      --        --        --
Total assets under management         $145,017      --        --        --

   RECAP BY STYLE:
      Equity-based                    $ 69,964      --        --        --
      Municipals                        60,585      --        --        --
      Taxable income-oriented           14,468      --        --        --
         Total assets under
            management                $145,017      --        --        --

(1) Advisory fee revenue will fluctuate based on the number of days in the quarter. In 2006, Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.
     Note: Income before net interest and taxes (EBIT) is not a Generally Accepted Accounting Principle (GAAP) disclosure and should not be considered in isolation. In addition to net income, EBIT will be reported over the next several quarters to help the reader in assessing the results from business operations relative to prior periods given the increased debt on our balance sheet - and the accompanying higher interest expense - as a result of a $600 million share repurchase in April 2005.